LOAN AGREEMENT

THIS LOAN AGREEMENT IS ENETERED INTO ON THE DATE OF October 10th 2014.

BETWEEN:

David Evans (the “Lender”), an individual with an address at 483 Green Lanes, London N13 4BS, England, U.K.

                                         OF THE FIRST PART

AND:

Pacamn Media Inc. (the “Borrower”), a company incorporated pursuant to the laws of Nevada with an address at 483 Green Lanes, London N13 4BS, England, U.K.

OF THE SECOND PART

WHEREAS:

A. Pacman requires funding in connection with its business operations;

B.

David has agreed to loan US$1,680 (the “Loan”) to Pacman, on certain terms and conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSETH the parties hereto agree as follows:

1.

David hereby agrees to loan US$1,680 (the “Loan”) to Pacman concurrent with the execution of this Agreement;

2.

Loan funds advanced shall be non-interest bearing, unsecured and payable upon demand.

3.

Any additional funds that David loans to Pacman subsequent to this Agreement may be subject to different terms of Agreement, unless otherwise agreed in writing herein.

IN WITNESS WHEREOF the parties hereto have here unto affixed their respective hands, both as of the day and year first above written.

David Evans

PACMAN MEDIA INC.

PER:

PER:

Authorized Signatory